EXHIBIT 99.2
SWISHER HYGIENE PROVIDES 2011 REVENUE OUTLOOK AT ANNUAL MEETING
CHARLOTTE, NC — May 5, 2011 — Swisher Hygiene Inc. (“Swisher Hygiene”) (NASDAQ: SWSH, TSX: SWI), a leading provider of essential hygiene and sanitation products and services, today provided a revenue outlook for 2011 at its annual meeting. The company currently expects 2011 revenue of approximately $200 million, with current run-rate revenue in excess of $230 million.
“We recognize our historical financial performance is not indicative of the rapid progress we are making acquiring businesses in our large addressable market,” said Steve Berrard, Chief Executive Officer of Swisher Hygiene. “As we continue to acquire additional businesses, we expect to deliver significant efficiencies and cost-savings as we integrate these businesses into our platform. More importantly, we continue to identify and pursue attractive synergies and cross-selling opportunities across all of our service offerings as customers get introduced to our expanded service offerings.”
Cautionary Statement on Forward-Looking Information
All statements, other than statements of historical fact, contained in this news release, including any information as to the future financial or operating performance of Swisher Hygiene, constitute “forward-looking information” or “forward-looking statements” within the meaning of the U.S. federal securities laws and the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this news release unless otherwise stated. Forward-looking statements include, but are not limited to, possible events and statements with respect to possible events. The words “plans,” “expects,” “is expected,” “scheduled,” “estimates,” or “believes,” or similar words or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will be taken,” “occur,” and similar expressions identify forward-looking statements.
Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by Swisher Hygiene as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. The estimates and assumptions of Swisher Hygiene contained in this news release, which may prove to be incorrect, include but are not limited to, the various assumptions set forth herein as well as the accuracy of management’s assessment of the effects of the successful completion and integration of the acquisitions. All of these assumptions have been derived from information currently available to Swisher Hygiene including information obtained by Swisher Hygiene from third-party sources. These assumptions may prove to be incorrect in whole or in part. All of the forward-looking statements made in this news release are qualified by the above cautionary statements and those made in the “Risk Factors” section of Swisher Hygiene’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on Swisher Hygiene’s SEDAR profile at www.sedar.com, and Swisher Hygiene’s other filings with the Securities and Exchange Commission and with Canadian securities regulators available on Swisher Hygiene’s SEDAR profile at www.sedar.com. These factors are not intended to represent a complete list of the factors that could affect Swisher Hygiene.
The forward-looking information set forth in this news release is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information.
Swisher Hygiene disclaims any intention or obligation to update or revise any forward-looking statements, except to the extent required by applicable law.

About Swisher Hygiene Inc.
Swisher Hygiene Inc. is a NASDAQ and TSX listed company that provides essential hygiene and sanitation solutions to customers throughout much of North America and internationally through its global network of 83 company-owned operations, 5 franchises and 10 master licensees operating in countries across Europe and Asia. These essential solutions include cleaning and sanitizing chemicals, foodservice and laundry products, restroom hygiene programs and a full range of related products and services. The company’s most recent program enhancement is its introduction of solid waste management services to commercial and residential customers in selected markets. Together, this broad set of offerings is designed to promote superior cleanliness and sanitation in all commercial environments from door to dumpster, enhancing the safety, satisfaction and well-being of employees and patrons. Swisher Hygiene’s customers include a wide range of commercial enterprises, with a particular emphasis on the foodservice, hospitality, retail, industrial and healthcare industries.
For Further Information, Please Contact:
Swisher Hygiene Inc.
Investor Contact:
Amy Simpson
Phone: (704) 602-7116
Garrett Edson, ICR
Phone: (203) 682-8331
Media Contact:
Alecia Pulman, ICR
Phone: (203) 682-8332